Exhibit 32.2

Certification of CFO Pursuant to
18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of KapStone Paper and Packaging Corporation for the quarter ended June 30, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Andrea K. Tarbox, Executive Vice President and Chief Financial Officer of KapStone Paper and Packaging Corporation, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)                                 The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)                                 The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of KapStone Paper and Packaging Corporation.

Dated: July 26, 2017

	By:	/s/ Andrea K. Tarbox
Andrea K. Tarbox
Executive Vice President and Chief Financial Officer